------------------------
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                                                        OMB Number: 3235-0570

                                                        Expires: April 30, 2008

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                                                        hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-09911
                                   ---------------------------------------------

                            Hussman Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

   5136 Dorsey Hall Drive    Ellicott City, Maryland                  221042
--------------------------------------------------------------------------------
       (Address of principal executive offices)                     (Zip code)

                                 John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       (410) 715-1145
                                                    ----------------------------

Date of fiscal year end:      June 30, 2007
                          ------------------------------------------------------

Date of reporting period:     June 30, 2007
                          ------------------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                            [GRAPHIC OMITTED] HUSSMAN
                                                FUNDS

                            HUSSMAN INVESTMENT TRUST

                          HUSSMAN STRATEGIC GROWTH FUND
                                [GRAPHIC OMITTED]

                       HUSSMAN STRATEGIC TOTAL RETURN FUND
                                [GRAPHIC OMITTED]

                                  ANNUAL REPORT

                                  JUNE 30, 2007

                            [GRAPHIC OMITTED] HUSSMAN
                                                FUNDS

                              STRATEGIC GROWTH FUND

        Comparison of the Change in Value of a $10,000 Investment in the
      Hussman Strategic Growth Fund versus the Standard & Poor's 500 Index and the Russell 2000 Index(a)

                                [GRAPHIC OMITTED]

     Hussman Strategic            HSGFX equity investments and cash
     Growth Fund (HSGFX)          equivalents only (unhedged)(b)      Russell 2000 Index           S&P 500 Index
-----------------------------     --------------------------------    ------------------         ----------------
 7/24/2000      $ 10,000              7/24/2000     $ 10,000          7/24/2000   $ 10,000      7/24/2000  $ 10,000
 7/31/2000        10,000              7/31/2000        9,997          7/31/2000      9,736      7/31/2000     9,773
 8/31/2000        10,030              8/31/2000       10,545          8/31/2000     10,479      8/31/2000    10,380
 9/30/2000        10,350              9/30/2000       10,226          9/30/2000     10,171      9/30/2000     9,832
10/31/2000        10,040             10/31/2000        9,639         10/31/2000      9,717     10/31/2000     9,790
11/30/2000        10,840             11/30/2000        9,561         11/30/2000      8,719     11/30/2000     9,018
12/31/2000        11,640             12/31/2000       10,486         12/31/2000      9,468     12/31/2000     9,063
 1/31/2001        11,270              1/31/2001       10,437          1/31/2001      9,961      1/31/2001     9,384
 2/28/2001        12,030              2/28/2001       10,488          2/28/2001      9,307      2/28/2001     8,528
 3/31/2001        12,430              3/31/2001       10,351          3/31/2001      8,852      3/31/2001     7,988
 4/30/2001        12,190              4/30/2001       10,886          4/30/2001      9,545      4/30/2001     8,609
 5/31/2001        12,340              5/31/2001       11,137          5/31/2001      9,779      5/31/2001     8,667
 6/30/2001        12,200              6/30/2001       11,056          6/30/2001     10,117      6/30/2001     8,456
 7/31/2001        12,470              7/31/2001       10,825          7/31/2001      9,569      7/31/2001     8,372
 8/31/2001        12,770              8/31/2001       10,597          8/31/2001      9,260      8/31/2001     7,848
 9/30/2001        12,640              9/30/2001        9,523          9/30/2001      8,014      9/30/2001     7,215
10/31/2001        12,767             10/31/2001        9,944         10/31/2001      8,483     10/31/2001     7,352
11/30/2001        13,236             11/30/2001       11,015         11/30/2001      9,139     11/30/2001     7,916
12/31/2001        13,348             12/31/2001       11,444         12/31/2001      9,703     12/31/2001     7,985
 1/31/2002        13,840              1/31/2002       11,713          1/31/2002      9,602      1/31/2002     7,869
 2/28/2002        13,963              2/28/2002       11,568          2/28/2002      9,339      2/28/2002     7,717
 3/31/2002        14,477              3/31/2002       12,637          3/31/2002     10,090      3/31/2002     8,007
 4/30/2002        14,823              4/30/2002       12,629          4/30/2002     10,182      4/30/2002     7,522
 5/31/2002        15,192              5/31/2002       12,529          5/31/2002      9,730      5/31/2002     7,466
 6/30/2002        14,913              6/30/2002       11,567          6/30/2002      9,247      6/30/2002     6,935
 7/31/2002        15,338              7/31/2002       10,544          7/31/2002      7,851      7/31/2002     6,394
 8/31/2002        15,394              8/31/2002       10,510          8/31/2002      7,831      8/31/2002     6,436
 9/30/2002        15,204              9/30/2002        9,644          9/30/2002      7,268      9/30/2002     5,737
10/31/2002        14,935             10/31/2002        9,997         10/31/2002      7,501     10/31/2002     6,241
11/30/2002        14,775             11/30/2002       10,649         11/30/2002      8,171     11/30/2002     6,609
12/31/2002        15,220             12/31/2002       10,296         12/31/2002      7,716     12/31/2002     6,221
 1/31/2003        15,148              1/31/2003        9,962          1/31/2003      7,502      1/31/2003     6,058
 2/28/2003        14,931              2/28/2003        9,598          2/28/2003      7,276      2/28/2003     5,967
 3/31/2003        14,919              3/31/2003        9,688          3/31/2003      7,369      3/31/2003     6,025
 4/30/2003        15,184              4/30/2003       10,524          4/30/2003      8,068      4/30/2003     6,521
 5/31/2003        16,338              5/31/2003       11,605          5/31/2003      8,934      5/31/2003     6,865
 6/30/2003        16,590              6/30/2003       11,857          6/30/2003      9,095      6/30/2003     6,952
 7/31/2003        17,119              7/31/2003       12,282          7/31/2003      9,665      7/31/2003     7,075
 8/31/2003        17,528              8/31/2003       12,740          8/31/2003     10,108      8/31/2003     7,213
 9/30/2003        17,155              9/30/2003       12,345          9/30/2003      9,921      9/30/2003     7,136
10/31/2003        17,756             10/31/2003       13,190         10/31/2003     10,754     10/31/2003     7,540
11/30/2003        18,032             11/30/2003       13,573         11/30/2003     11,136     11/30/2003     7,606
12/31/2003        18,429             12/31/2003       14,176         12/31/2003     11,362     12/31/2003     8,005
 1/31/2004        18,645              1/31/2004       14,624          1/31/2004     11,855      1/31/2004     8,152
 2/29/2004        19,247              2/29/2004       15,119          2/29/2004     11,962      2/29/2004     8,265
 3/31/2004        19,174              3/31/2004       14,979          3/31/2004     12,073      3/31/2004     8,140
 4/30/2004        19,018              4/30/2004       14,542          4/30/2004     11,458      4/30/2004     8,013
 5/31/2004        19,078              5/31/2004       14,704          5/31/2004     11,640      5/31/2004     8,123
 6/30/2004        19,114              6/30/2004       15,037          6/30/2004     12,130      6/30/2004     8,281
 7/31/2004        18,693              7/31/2004       14,204          7/31/2004     11,313      7/31/2004     8,007
 8/31/2004        18,260              8/31/2004       14,058          8/31/2004     11,255      8/31/2004     8,039
 9/30/2004        18,657              9/30/2004       14,481          9/30/2004     11,784      9/30/2004     8,126
10/31/2004        18,717             10/31/2004       14,580         10/31/2004     12,016     10/31/2004     8,250
11/30/2004        19,151             11/30/2004       15,474         11/30/2004     13,058     11/30/2004     8,584
12/31/2004        19,379             12/31/2004       15,992         12/31/2004     13,444     12/31/2004     8,876
 1/31/2005        19,190              1/31/2005       15,591          1/31/2005     12,883      1/31/2005     8,660
 2/28/2005        19,619              2/28/2005       16,118          2/28/2005     13,102      2/28/2005     8,842
 3/31/2005        19,707              3/31/2005       15,882          3/31/2005     12,727      3/31/2005     8,685
 4/30/2005        19,619              4/30/2005       15,408          4/30/2005     11,998      4/30/2005     8,521
 5/31/2005        19,808              5/31/2005       16,054          5/31/2005     12,783      5/31/2005     8,792
 6/30/2005        20,060              6/30/2005       16,382          6/30/2005     13,276      6/30/2005     8,804
 7/31/2005        20,098              7/31/2005       17,031          7/31/2005     14,117      7/31/2005     9,132
 8/31/2005        20,439              8/31/2005       17,031          8/31/2005     13,855      8/31/2005     9,049
 9/30/2005        20,742              9/30/2005       17,317          9/30/2005     13,899      9/30/2005     9,122
10/31/2005        20,388             10/31/2005       16,780         10/31/2005     13,467     10/31/2005     8,970
11/30/2005        20,338             11/30/2005       17,250         11/30/2005     14,121     11/30/2005     9,309
12/31/2005        20,486             12/31/2005       17,340         12/31/2005     14,057     12/31/2005     9,312
 1/31/2006        20,695              1/31/2006       18,067          1/31/2006     15,317      1/31/2006     9,559
 2/28/2006        20,852              2/28/2006       18,161          2/28/2006     15,275      2/28/2006     9,585
 3/31/2006        20,826              3/31/2006       18,448          3/31/2006     16,016      3/31/2006     9,704
 4/30/2006        21,074              4/30/2006       18,774          4/30/2006     16,013      4/30/2006     9,834
 5/31/2006        21,074              5/31/2006       18,091          5/31/2006     15,114      5/31/2006     9,551
 6/30/2006        21,074              6/30/2006       18,053          6/30/2006     15,211      6/30/2006     9,564
 7/31/2006        21,166              7/31/2006       18,024          7/31/2006     14,716      7/31/2006     9,623
 8/31/2006        21,140              8/31/2006       18,325          8/31/2006     15,152      8/31/2006     9,852
 9/30/2006        21,153              9/30/2006       18,656          9/30/2006     15,278      9/30/2006    10,106
10/31/2006        21,179             10/31/2006       19,256         10/31/2006     16,158     10/31/2006    10,435
11/30/2006        21,166             11/30/2006       19,544         11/30/2006     16,583     11/30/2006    10,634
12/31/2006        21,206             12/31/2006       19,747         12/31/2006     16,638     12/31/2006    10,783
 1/31/2007        21,111              1/31/2007       20,010          1/31/2007     16,917      1/31/2007    10,946
 2/28/2007        21,342              2/28/2007       19,733          2/28/2007     16,783      2/28/2007    10,732
 3/31/2007        21,545              3/31/2007       20,057          3/31/2007     16,962      3/31/2007    10,852
 4/30/2007        21,464              4/30/2007       20,749          4/30/2007     17,267      4/30/2007    11,333
 5/31/2007        21,111              5/31/2007       21,292          5/31/2007     17,974      5/31/2007    11,728
 6/30/2007        21,491              6/30/2007       21,125          6/30/2007     17,711      6/30/2007    11,533


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


     ---------------------------------------------------------------------------

                              AVERAGE ANNUAL TOTAL RETURNS(c)
                              For Periods Ended June 30, 2007

                                                                     Since
                                     1 Year   3 Years   5 Years   Inception(d)
                                     ------   -------   -------   ------------
     Hussman Strategic Growth Fund    1.98%     3.98%     7.58%      11.66%
     S&P 500 Index                   20.59%    11.68%    10.71%       2.08%
     Russell 2000 Index              16.43%    13.45%    13.88%       8.59%
     ---------------------------------------------------------------------------

(a) Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively.

(b) "HSGFX equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged equity investments do not represent a separately available portfolio, and their peformance is presented solely for purposes of comparison and performance attribution.

(c) Total return includes income from interest and dividends as well as capital gains. Performance figures quoted above assume that income or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Annualized. Initial public offering of shares was July 24, 2000.

                            [GRAPHIC OMITTED] HUSSMAN
                                                FUNDS

                           STRATEGIC TOTAL RETURN FUND

        Comparison of the Change in Value of a $10,000 Investment in the
         Hussman Strategic Total Return Fund versus the Lehman Brothers
                             U.S. Aggregate Index(a)

                                [GRAPHIC OMITTED]


                                                     LEHMAN BROTHERS
HUSSMAN STRATEGIC TOTAL RETURN FUND                U.S. AGGREGATE INDEX
------------------------------------        -----------------------------------

    9/12/2002      $ 10,000                       9/12/2002    $ 10,000
    9/30/2002         9,960                       9/30/2002      10,097
   10/31/2002         9,830                      10/31/2002      10,051
   11/30/2002         9,790                      11/30/2002      10,048
   12/31/2002        10,230                      12/31/2002      10,256
    1/31/2003        10,240                       1/31/2003      10,264
    2/28/2003        10,270                       2/28/2003      10,406
    3/31/2003        10,177                       3/31/2003      10,398
    4/30/2003        10,177                       4/30/2003      10,484
    5/31/2003        10,610                       5/31/2003      10,679
    6/30/2003        10,681                       6/30/2003      10,658
    7/31/2003        10,407                       7/31/2003      10,300
    8/31/2003        10,670                       8/31/2003      10,368
    9/30/2003        10,977                       9/30/2000      10,643
   10/31/2003        10,987                      10/31/2003      10,544
   11/30/2003        11,069                      11/30/2003      10,569
   12/31/2003        11,233                      12/31/2003      10,677
    1/31/2004        11,297                       1/31/2004      10,762
    2/29/2004        11,466                       2/29/2004      10,878
    3/31/2004        11,689                       3/31/2004      10,960
    4/30/2004        11,052                       4/30/2004      10,675
    5/31/2004        11,275                       5/31/2004      10,632
    6/30/2004        11,267                       6/30/2004      10,692
    7/31/2004        11,309                       7/31/2004      10,798
    8/31/2004        11,577                       8/31/2004      11,004
    9/30/2004        11,714                       9/30/2004      11,034
   10/31/2004        11,843                      10/31/2004      11,127
   11/30/2004        11,942                      11/30/2004      11,038
   12/31/2004        11,963                      12/31/2004      11,139
    1/31/2005        11,768                       1/31/2005      11,209
    2/28/2005        11,931                       2/28/2005      11,143
    3/31/2005        11,817                       3/31/2005      11,086
    4/30/2005        11,665                       4/30/2005      11,236
    5/31/2005        11,752                       5/31/2005      11,358
    6/30/2005        11,987                       6/30/2005      11,420
    7/31/2005        11,834                       7/31/2005      11,316
    8/31/2005        12,031                       8/31/2005      11,461
    9/30/2005        12,415                       9/30/2005      11,343
   10/31/2005        12,239                      10/31/2005      11,253
   11/30/2005        12,432                      11/30/2005      11,303
   12/31/2005        12,681                      12/31/2005      11,411
    1/31/2006        12,989                       1/31/2006      11,411
    2/28/2006        12,840                       2/28/2006      11,449
    3/31/2006        12,850                       3/31/2006      11,336
    4/30/2006        13,078                       4/30/2006      11,316
    5/31/2006        12,953                       5/31/2006      11,304
    6/30/2006        13,067                       6/30/2006      11,328
    7/31/2006        13,194                       7/31/2006      11,481
    8/31/2006        13,240                       8/31/2006      11,657
    9/30/2006        12,986                       9/30/2006      11,759
   10/31/2006        13,254                      10/31/2006      11,837
   11/30/2006        13,592                      11/30/2006      11,974
   12/31/2006        13,398                      12/31/2007      11,905
    1/31/2007        13,386                       1/31/2007      11,900
    2/28/2007        13,483                       2/28/2007      12,083
    3/31/2007        13,495                       3/31/2007      12,083
    4/30/2007        13,605                       4/30/2007      12,148
    5/31/2007        13,520                       5/31/2007      12,056
    6/30/2007        13,520                       6/30/2007      12,021

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


     ---------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(b)
                         For Periods Ended June 30, 2007
                                                                   Since
                                            1 Year   3 Years   Inception(c)
                                            ------   -------   ------------
     Hussman Strategic Total Return Fund     3.46%     6.27%       6.49%
     Lehman Brothers U.S. Aggregate Index    6.12%     3.98%       3.91%
     ---------------------------------------------------------------------------

(a) The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities.

(b) Total return includes income from interest and dividends as well as capital gains. Performance figures quoted above assume that income or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Annualized. Initial public offering of shares was September 12, 2002.

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                             JUNE 30, 2007
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

      The Hussman Funds had a positive but challenging period in the fiscal year ended June 30, 2007. The Strategic Growth Fund and the Strategic Total Return Fund have achieved positive returns in every year since inception, and have substantially outperformed their respective benchmarks since inception. Although the Funds achieved continued appreciation with contained volatility in the past fiscal year, they underperformed their respective benchmarks during this period.

      Investment characteristics that have not been well-rewarded over time, such as rich valuations, inconsistent earnings, and poor credit quality, have instead been profitable in recent years - at least temporarily. My unwillingness to speculate by accepting market risk in these richly valued and overextended conditions has demanded your patience, for which I am apologetic, and your trust, for which I am grateful.

      I believe that it remains the correct action to adhere to a disciplined, well-tested, value-conscious investment strategy. The investment approach followed by the Hussman Funds has performed strongly, at contained risk, during the most recent full market cycle as well as in long-term historical data. Indeed, the rather dull performance over the past year is attributable to the avoidance of exactly those factors that our investment strategy is designed to avoid.

      It is appropriate to avoid speculative risk in environments where speculative risk has historically produced poor average returns, even if speculative risk turns out to be rewarding in a specific instance. Similarly, it is appropriate to avoid the purchase of investments whose price is not well supported by an expected and reasonably predictable stream of cash flows, even if such investments turn out to be rewarding in a speculative environment. There are many speculative vehicles available for investors who choose to accept such risks. There is little reason to add the Hussman Funds to that list.

      The Strategic Growth Fund has achieved an average annual total return of 11.66% from its inception on July 24, 2000 to June 30, 2007, compared with an average annual total return of 2.08% in the S&P 500 Index over the same period. With regard to periodic losses, the deepest peak-to-trough pullback in the value of the Strategic Growth Fund within this period was -6.98%, compared with -47.41% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $21,491, compared with $11,533 for a similar investment in the S&P 500 Index.


--------------------------------------------------------------------------------
1

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

      The Strategic Total Return Fund has achieved annual total returns of 6.49% since its inception on September 12, 2002, compared with annual total returns of 3.91% in the Lehman Brothers U.S. Aggregate Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $13,520, compared with $12,021 for a similar investment in the Lehman Brothers U.S. Aggregate Index.

      More recently, for the fiscal year ended June 30, 2007, the Strategic Growth Fund achieved a total return of 1.98%, compared with a total return of 20.59% in the S&P 500. For the fiscal year ended June 30, 2007, the Strategic Total Return Fund achieved a total return of 3.46%, compared with a total return of 6.12% in the Lehman Brothers U.S. Aggregate Index.

      As usual, relative performance comparisons are strongly affected by the overall trend of the market between the starting and ending points of a given performance period. In general, periods that represent a trough-to-peak movement in the major averages, uninterrupted by a major decline, will be unflattering to a hedged investment approach. The most representative measurements, of course, are those which extend from the peak of one market cycle to the peak of the next, or the trough of one market cycle to the trough of the next.

      The investment objectives of the Hussman Funds are distinctly long-term and "full cycle" in nature, placing very little weight on tracking the market over short periods of time. Because of their emphasis on risk management, Fund returns will periodically behave differently than various market indices. The intent of our risk management is to outperform the major indices over the complete market cycle (bull and bear markets combined), with added emphasis on defending capital in unfavorable market conditions.

STRATEGIC GROWTH FUND

      Measured from its inception in 2000 through June 30, 2007, the Fund has clearly achieved the goal of outperforming the S&P 500 over the full market cycle, with smaller periodic losses. This period represents a meaningful "full cycle" horizon; in this case, a significant bear market decline (2000 to late-2002), coupled with a significant bull market advance (late-2002 to present).

      For a hedged investment approach, the least representative and most unflattering performance comparison versus a buy-and-hold approach is obtained by restricting the analysis only to a bull market advance, excluding


--------------------------------------------------------------------------------
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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

bear market declines entirely. The period since 2002 has contained such an advance. While a performance comparison between the Fund and the S&P 500 during this period is unrepresentative from the standpoint of a full cycle, it is instructive to look at it directly.

      From December 31, 2002 through June 30, 2007, the Strategic Growth Fund achieved a total return of 41%, clearly less than the 85% total return achieved by the S&P 500 index during this bull market period. We can place this period in the context of a full market cycle by considering the impact of a minimal bear market (this extends the analysis presented in the December 31, 2006 semi-annual report, which examined relative returns since December 31, 2003).

      The total return on a fully-hedged investment strategy is the difference in performance (after expenses) between the stocks held by the strategy and the indices it uses to hedge, plus interest on the hedge in the range of Treasury bill yields. Assuming the Strategic Growth Fund remains hedged during a minimal bear market decline of 20%, and its stock holdings neither lag nor outperform the market (after expenses), expected Fund returns during such a decline would be about 5% annually. In that event, the respective returns of the Fund and the S&P 500 since 2002 would be:

                          HSGFX: 1.41 x 1.05 - 1 = 48%
                          S&P 500: 1.85 x 0.80 - 1 = 48%

      It is notable that the average bear market erases more than half of the preceding bull market gain, with a typical loss of well over 20%.

      As usual, the performance of the Strategic Growth Fund's holdings, relative to the indices we use to hedge, will also affect returns during periods when the Fund is hedged. During these periods, the Fund will close its performance gap versus the S&P 500 more rapidly if its stock holdings perform better than the general market over time, as they have generally done since inception. Conversely, the Fund will not achieve the returns expected in the foregoing analysis if its stock selections lag the general market, or if the Fund removes its hedges during a market decline.

      The table below presents the annual total returns for the Strategic Growth Fund and S&P 500 Index since the inception of the Fund. In order to assist in attributing the effects of stock selection and hedging on the Fund, the table separately presents the returns of the stock positions and cash equivalents held by the Fund (after Fund expenses), without the impact of hedging transactions.


--------------------------------------------------------------------------------
3

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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

                                    HSGFX       S&P 500
     YEAR               HSGFX   STOCKS ONLY(1)   INDEX
     --------------------------------------------------
     2000*             16.40%        4.86%       -9.37%
     2001              14.67%        9.13%      -11.89%
     2002              14.02%      -10.03%      -22.10%
     2003              21.08%       37.68%       28.68%
     2004               5.16%       12.81%       10.88%
     2005               5.71%        8.43%        4.91%
     2006               3.51%       13.88%       15.79%
     2007**             1.34%        6.98%        6.96%
     Since Inception
     (Annualized)      11.66%       11.39%        2.08%

 1 Reflects the Fund's portfolio of stock investments and cash equivalents only and excludes the impact of hedging transactions. This is not a separately available portfolio, and the performance is presented solely for purposes of comparison and performance attribution.

*     July 24, 2000 - December 31, 2000, not annualized

**    Year-to-date through June 30, 2007, not annualized

      The strong performance of the stocks held by the Strategic Growth Fund has generally been a significant contributor to overall investment performance. Since inception, the average annual return of the stocks held by the Fund has been 11.39% after Fund expenses, accounting for much of the Fund's 11.66% average annual total return. In recent years, however, investors have had a speculative preference for stocks of lower quality (on the basis of earnings stability and balance sheet characteristics). As a result, the difference in performance between the stocks held by the Fund and the indices we use to hedge has been smaller than we have experienced in the past, and also smaller than I would expect over time. Meanwhile the Fund's hedging has provided additional returns while significantly reducing volatility and drawdown risk.

STRATEGIC TOTAL RETURN FUND

      During the year ended June 30, 2007, the yield on the 10-year U.S. Treasury bonds declined slightly, from 5.14% to 5.03%. The Lehman Brothers U.S. Aggregate Index achieved a total return of 6.12% during this period, owing to a combination of moderate interest rate levels, relatively narrow risk premiums, and slightly falling yields. Meanwhile, the Strategic Total Return Fund achieved a total return of 3.46% during this period, owing to a combination of
short-duration   holdings,   mostly  in  inflation  protected  securities,


--------------------------------------------------------------------------------
                                                                               4

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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

and relatively flat performance in the precious metals shares held by the Fund.

      In a directionless year for interest rates and precious metals, the relatively defensive investment position of the Fund did not produce incremental returns over a passive investment stance, nor did it produce a shortfall that can be considered meaningful from a longer-term perspective. Still, given the continuing large imbalances in the U.S. current account deficit, coupled with a relatively low level of interest rates and credit spreads, I continue to believe that the risks to the U.S. bond market and the U.S. dollar are generally to the downside. I believe that the Strategic Total Return Fund is well positioned to perform well in an environment of modest or rising inflation and general U.S. dollar weakness, while the Fund would probably achieve dull returns or modest losses in the relatively unlikely event of strong economic growth coupled with falling inflation.

      The table below presents the annual total returns for the Strategic Total Return Fund and the Lehman Brothers U.S. Aggregate Index since inception of the Fund.

                               LEHMAN BROTHERS U.S.
     YEAR              HSTRX      AGGREGATE INDEX
     ----------------------------------------------
     2002*             2.30%           2.56%
     2003              9.80%           4.10%
     2004              6.50%           4.34%
     2005              6.00%           2.43%
     2006              5.66%           4.33%
     2007**            0.91%           0.98%
     Since Inception
     (Annualized)      6.49%           3.91%

*     September 12, 2002 - December 31, 2002, not annualized

**    Year-to-date through June 30, 2007, not annualized

PORTFOLIO COMPOSITION AND PERFORMANCE DRIVERS

      As of June 30, 2007, the Strategic Growth Fund had net assets of $2,718,324,057, and held 106 stocks in a wide variety of industries. The largest sector holdings were in consumer discretionary (24.3%), health care (21.9%), information technology (16.2%), and consumer staples (13.3%). The smallest industry weight relative to the S&P 500 remained in financials (2.1%).


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5

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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

      The Fund's holdings of individual stocks as of June 30, 2007 accounted for $2,682,831,985, or 98.7% of net assets. Against these stock positions, the Fund also held 13,000 option combinations (long put option, short call option) on the S&P 500 Index, and 8,000 option combinations on the Russell 2000 Index. Each option combination behaves as an interest-bearing short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2007, the S&P 500 Index closed at 1502.97, while the Russell 2000 Index closed at
833.40. The Fund's total hedge therefore represented a short position of $2,620,581,000, thereby hedging 97.7% of the dollar value of the Fund's long investment positions in individual stocks.

      The overall returns on the hedged investment position can be expected to be driven by several factors. First, a hedged position earns the difference in performance between the stocks it holds long (after expenses) and the indices it uses to hedge. In addition, because of the way that options are priced, the combination of a put option and a short call option acts as an interest-bearing short position on the underlying index, and delivers implied interest at a rate close to short-term Treasury yields.

      The strike prices of the long put and short call options held by the Fund may differ, provided that only one strike is "in the money" at the time a given option combination is established. It is possible to improve the defense against market losses by "staggering" these strike prices, placing the strike of the long put option higher than the strike of the short call option, with both strike prices below the level of the corresponding market index when the position is initiated. The potential risk - compared to a "flat hedge" where the strike prices of the put and call options are equal - is limited a small amount of time premium (generally in the range of 1% of assets, which largely represents interest that would otherwise be earned on the hedge). In recent months, the unusual combination of rich valuations, high bullish sentiment, overextended short-term trends, and rising interest rates has produced an environment that has typically been associated with high risk and negative market returns. Given these conditions, the Fund has maintained a "staggered strike" hedge in order to better defend against potential market weakness.

      The Strategic Growth Fund continues to be very manageable, with substantial flexibility to respond to changing market conditions, low market impact of trading, commission costs well below estimated industry averages, and continued reductions in the Fund's expense ratio. The Fund's positions in individual stocks generally represent less than a single day's average trading


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                                                                               6

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

volume in those securities. The Fund's average market impact of trading (the difference between the last sale at the time of order placement and the actual price at which the Fund's stock transactions are executed) is generally below 0.25%, and the Fund's average commission is 1.5 cents per share, compared with industry estimates averaging several times that amount. Finally, the Fund's expense ratio for the fiscal year ended June 30, 2007 was 1.11%. The average expense ratio among the limited group of mutual funds pursuing similar strategies and classified as "long-short" by Morningstar is 1.89%.

      Though the performance of the Strategic Growth Fund's diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $10 million during the year ended June 30, 2007: McDonalds, Nike, Exxon Mobil, Energizer Holdings, Dollar Tree Stores, Marathon Oil, Research In Motion, Garmin, Nokia - ADR, Nvidia, Coca-Cola, Nucor, Verizon Communications, AT&T, and ConocoPhillips. Holdings with losses in excess of $5 million were Omnivision, Lexmark International, Sandisk, Petro-Canada, Forest Lab, Harley Davidson, and Omnicare.

      As of June 30, 2007, the Strategic Total Return Fund had net assets of $174,480,442. Treasury inflation protected securities accounted for 57.4% of the Fund's net assets, with short-term Treasury bills, government agency securities, and money market securities representing an additional 17.4% of assets. Precious metals shares accounted for 22.8% of net assets, and utility stocks for 1.4%. The Fund carried a duration of approximately 2 years (meaning that a 1% change in interest rates would be expected to impact the Fund's asset value by about 2% on the basis of bond price fluctuations). Because of that very low duration, precious metals shares currently account for most of the day-to-day fluctuation in the value of the Fund. In the year ended June 30, 2007, the average allocation of the Fund to precious metals shares has generally ranged between 5% and 25% of net assets.

      In the Strategic Total Return Fund, during the year ended June 30, 2007 portfolio gains in excess of $500,000 were achieved in Cia De Mina Buena - ADR, Agnico-Eagle Mines, and Endesa - ADR. The Fund experienced losses in excess of $1 million in the AngloGold Ashanti - ADR and Newmont Mining.

PRESENT CONDITIONS

      I continue to be concerned about current debt burdens on U.S. households, businesses, and the nation itself (via large fiscal and current account imbalances). Ultimately, these imbalances are not likely to be


--------------------------------------------------------------------------------
7

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

sustained, and we are likely to observe continued slow growth in U.S. gross domestic investment as our dependence on borrowed and imported capital is gradually replaced by increased domestic savings. This is likely to be a long and difficult adjustment. Historically, activities that benefit most from debt and leverage during a period of credit expansion are also the activities most harmed by credit contraction. At present, the clearest examples of this are mortgage lenders, but my impression is that the earnings and book values of other merchants of leverage, such as investment banks, may also be affected.

      With regard to the U.S. stock market, it is important for investors to recognize that price/earnings multiples are currently very misleading guides to market valuation - particularly multiples based on "forward operating earnings" (that is, analyst forecasts of year-ahead, non-GAAP earnings, excluding a variety of often recurring "extraordinary" items). The difficulty is that current S&P 500 earnings are presently at record levels on record profit margins. Moreover, earnings are at the very top of the long-term 6% growth channel that has connected cyclical peaks in S&P 500 earnings for decades. Historically, when earnings have been at such elevations, the average price/earnings multiple for the S&P 500 has not been in the range of 14-16, but in the range of 9-10.

      Moreover, that 9-10 historical average for "top-of-channel" earnings is based on trailing net earnings, not forward operating earnings. Since forward earnings are typically much higher than trailing net, the appropriate P/E multiple applied to top-of-channel forward operating earnings would probably be lower in historical data (if indeed, data on this imaginary friend of Wall Street analysts was even available prior to about 1980).

      One can conclude that the S&P 500 is reasonably priced only by assuming that current profit margins will remain permanently high, by adding the further growth assumed by Wall Street analysts, and then by assuming that the historical multiples applicable to mid-cycle trailing net earnings should be the standard of value for forward operating earnings. Meanwhile, the popular "Fed Model" approach of directly comparing forward earnings yields with the level of 10-year Treasury yields is not only theoretically unfounded, but actually destroys the information content about long-term returns that is otherwise contained in earnings yields. A series of weekly commentaries on the Fund's website www.hussmanfunds.com, reviews this evidence in greater detail.

      That said, it is important to emphasize that we do not require the market to fall to historic undervaluation in order for the Strategic Growth Fund to


--------------------------------------------------------------------------------
                                                                               8

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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

reduce its hedges. Generally speaking, we are willing to accept some level of market exposure in periods when general market action is favorable (based on price/volume behavior, interest rate conditions, and other factors), except when we also observe a combination of rich valuations, overextended short-term market action, and elevated bullish sentiment among investors. These "overvalued, overbought, overbullish" conditions are often followed by abrupt market declines that can erase weeks or months of upward market progress in a matter of days. Still, overvaluation in itself, without these other factors, is generally not sufficient reason to be fully defensive if our measures of market action become favorable.

      As always, it helps to remember that it is the nature of markets to experience a wide variety of conditions over the course of a complete market cycle. Our strategy is to align our investment positions with prevailing evidence about valuations and market action, and to change those positions as the evidence changes, without assuming that any set of economic or market conditions is permanent.

      We have achieved strong overall and risk-adjusted returns over the most recent cycle by accepting greater risk in conditions where risk has historically been rewarded, and avoiding, hedging, and diversifying away those risks that have not historically been rewarded, on average. Investors who seek to perform well over the full market cycle generally cannot afford to avoid market risk when valuations are reasonable, interest rates and credit spreads are falling, and market action is uniformly strong. But when none of these conditions have been present, investors have repeatedly discovered that aggressiveness in the financial markets can be costly, and that large losses are not easily forgiven.

      Even after a long recovery, the S&P 500 has lagged Treasury bills over the past 8 years. This is not surprising - rich valuations have a strong history of producing tepid long-term returns, regardless of shorter term fluctuations. Yet even if stocks go nowhere, on balance, for several more years, I have little doubt that they will go nowhere in an interesting way. There is every reason to expect ample investment opportunities as that path unfolds.

      As always, I am grateful for your investment in the Funds, and for your trust.


      Best wishes,

      John P. Hussman, Ph.D.


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9

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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

      Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

      Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most
recent   month   end,   are    available   at   the   Hussman    Funds   website
www.hussmanfunds.com.

      An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds' prospectuses contain this and other important information. To obtain a copy of the Hussman Funds' prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

      The Letter to Shareholders seeks to describe some of the adviser's current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds' adviser with respect to those securities may change at any time.


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                                                                              10

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

JUNE 30, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION (% OF TOTAL INVESTMENTS)

                                Consumer Discretionary - 24.1%
                                Health Care - 21.8%
                                Information Technology - 16.1%
                                Consumer Staples - 13.2%
     [GRAPHIC OMITTED]          Energy - 11.5%
                                Industrials - 4.9%
                                Financials - 2.1%
                                Telecommunications Services - 2.0%
                                Materials - 1.8%
                                Utilities - 0.5%
                                Other - 2.0%

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

JUNE 30, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

ASSET ALLOCATION (% OF TOTAL INVESTMENTS)

                                U.S. Treasury Inflation-Protection Notes - 59.6%
                                Precious Metal Stocks - 23.8%
     [GRAPHIC OMITTED]          Other U.S. Treasury Obligations - 11.8%
                                U.S. Government Agency Obligations - 3.4%
                                Utility Stocks - 1.4%


--------------------------------------------------------------------------------
11

HUSSMAN INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------------------------

                                                                   HUSSMAN             HUSSMAN
                                                                  STRATEGIC        STRATEGIC TOTAL
                                                                 GROWTH FUND         RETURN FUND
                                                               ---------------     ---------------
ASSETS
  Investments in securities:
    At acquisition cost ...................................    $ 2,468,489,451     $   166,522,207
                                                               ===============     ===============
    At value (Note 1) .....................................    $ 2,738,923,985     $   167,905,000
  Investments in money market funds .......................        220,993,526           4,915,252
  Cash ....................................................            500,000               1,594
  Dividends and interest receivable .......................          3,851,210           1,503,272
  Receivable for capital shares sold ......................          3,697,072             956,903
  Other assets ............................................             70,707              18,459
                                                               ---------------     ---------------
    Total Assets ..........................................      2,968,036,500         175,300,480
                                                               ---------------     ---------------
LIABILITIES
  Dividends payable .......................................               --               468,616
  Written call options, at value (Notes 1 and 4)
    (premiums received $285,778,500) ......................        243,581,000                --
  Payable for capital shares redeemed .....................          3,502,028             202,510
  Accrued investment advisory fees (Note 3) ...............          2,144,996              91,415
  Payable to administrator (Note 3) .......................            198,600              19,400
  Other accrued expenses and liabilities ..................            285,819              38,097
                                                               ---------------     ---------------
    Total Liabilities .....................................        249,712,443             820,038
                                                               ---------------     ---------------
NET ASSETS ................................................    $ 2,718,324,057     $   174,480,442
                                                               ===============     ===============
Net assets consist of
  Paid-in capital .........................................    $ 2,618,295,857     $   172,847,328
  Accumulated undistributed net investment income .........         12,416,774              24,469
  Accumulated net realized gains (losses) from security
    transactions and option contracts .....................       (225,020,608)            226,335
  Net unrealized appreciation on investments and options ..        312,632,034           1,787,951
  Net unrealized depreciation on translation of assets
    and liabilities in foreign currencies .................               --              (405,641)
                                                               ---------------     ---------------
NET ASSETS ................................................    $ 2,718,324,057     $   174,480,442
                                                               ===============     ===============
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) .....................        171,458,131          15,984,482
                                                               ===============     ===============
Net asset value, offering price and redemption
  price per share(a) (Note 1) .............................    $         15.85     $         10.92
                                                               ===============     ===============

(a)   Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              12

HUSSMAN INVESTMENT TRUST
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 2007
--------------------------------------------------------------------------------------------------

                                                                   HUSSMAN             HUSSMAN
                                                                  STRATEGIC        STRATEGIC TOTAL
                                                                 GROWTH FUND         RETURN FUND
                                                               ---------------     ---------------
INVESTMENT INCOME
  Dividends ...............................................    $    58,071,463     $     1,400,932
  Foreign withholding taxes on dividends ..................           (831,803)            (28,127)
  Interest ................................................               --             5,359,636
                                                               ---------------     ---------------
    Total Income ..........................................         57,239,660           6,732,441
                                                               ---------------     ---------------
EXPENSES
  Investment advisory fees (Note 3) .......................         27,403,631           1,098,073(a)
  Administration fees (Note 3) ............................          1,476,948             143,379
  Transfer agent, account maintenance and
    shareholder services fees (Note 3) ....................          1,358,813              83,830
  Custodian and bank service fees .........................            243,443              24,055
  Fund accounting fees (Note 3) ...........................            196,546              47,867
  Registration and filing fees ............................            142,700              52,367
  Postage and supplies ....................................            166,983              24,956
  Professional fees .......................................             82,488              61,188
  Printing of shareholder reports .........................             91,473              11,747
  Trustees' fees and expenses .............................             43,642              43,642
  Insurance expense .......................................             70,435               4,884
  Compliance service fees (Note 3) ........................             60,456               9,452
  Other expenses ..........................................             45,914               7,447
                                                               ---------------     ---------------
    Total Expenses ........................................         31,383,472           1,612,887
                                                               ---------------     ---------------
NET INVESTMENT INCOME .....................................         25,856,188           5,119,554
                                                               ---------------     ---------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES (NOTE 4)
  Net realized gains (losses) from:
    Security transactions .................................        233,531,062             287,748
    Option contracts ......................................       (454,519,908)               --
    Foreign currency transactions .........................               --                (2,220)
  Net change in unrealized appreciation/depreciation on:
    Investments ...........................................        207,026,921           1,048,972
    Option contracts ......................................         41,102,500                --
    Foreign currency translation ..........................               --              (396,640)
                                                               ---------------     ---------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES .................         27,140,575             937,860
                                                               ---------------     ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................    $    52,996,763     $     6,057,414
                                                               ===============     ===============

(a) Includes previously waived investment advisory fees recouped by the Adviser.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
13

HUSSMAN STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                    YEAR                YEAR
                                                                   ENDED               ENDED
                                                                  JUNE 30,            JUNE 30,
                                                                    2007                2006
                                                               ---------------     ---------------
FROM OPERATIONS
  Net investment income ...................................    $    25,856,188     $    14,378,679
  Net realized gains (losses) from:
    Security transactions .................................        233,531,062         244,834,733
    Option contracts ......................................       (454,519,908)       (162,052,342)
  Net change in unrealized appreciation/depreciation on:
    Investments ...........................................        207,026,921         (38,796,122)
    Option contracts ......................................         41,102,500          48,136,250
                                                               ---------------     ---------------
Net increase in net assets resulting from operations ......         52,996,763         106,501,198
                                                               ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..............................        (23,489,795)         (7,903,689)
  From net realized gains .................................        (82,737,302)        (69,606,458)
                                                               ---------------     ---------------
Net decrease in net assets from distributions to
  shareholders ............................................       (106,227,097)        (77,510,147)
                                                               ---------------     ---------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............................      1,059,530,817       1,393,333,433
  Net asset value of shares issued in reinvestment of
    distributions to shareholders .........................         91,037,302          69,245,755
  Proceeds from redemption fees collected (Note 1) ........          1,117,226             775,369
  Payments for shares redeemed ............................     (1,196,239,367)       (511,750,868)
                                                               ---------------     ---------------
Net increase (decrease) in net assets from capital share
  transactions ............................................        (44,554,022)        951,603,689
                                                               ---------------     ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................        (97,784,356)        980,594,740

NET ASSETS
  Beginning of year .......................................      2,816,108,413       1,835,513,673
                                                               ---------------     ---------------
  End of year .............................................    $ 2,718,324,057     $ 2,816,108,413
                                                               ===============     ===============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ...........    $    12,416,774     $    10,050,381
                                                               ===============     ===============
CAPITAL SHARE ACTIVITY
  Sold ....................................................         66,736,341          86,814,263
  Reinvested ..............................................          5,814,975           4,421,266
  Redeemed ................................................        (75,716,471)        (32,050,718)
                                                               ---------------     ---------------
  Net increase (decrease) in shares outstanding ...........         (3,165,155)         59,184,811
  Shares outstanding at beginning of year .................        174,623,286         115,438,475
                                                               ---------------     ---------------
  Shares outstanding at end of year .......................        171,458,131         174,623,286
                                                               ===============     ===============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              14

HUSSMAN STRATEGIC TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                    YEAR                YEAR
                                                                   ENDED               ENDED
                                                                  JUNE 30,            JUNE 30,
                                                                    2007                2006
                                                               ---------------     ---------------
FROM OPERATIONS
  Net investment income ...................................    $     5,119,554     $     3,918,703
  Net realized gains (losses) from:
    Security transactions .................................            287,748           8,194,573
    Foreign currency transactions .........................             (2,220)              6,396
  Net change in unrealized appreciation/depreciation on:
    Investments ...........................................          1,048,972            (901,485)
    Foreign currency translation ..........................           (396,640)            (64,909)
                                                               ---------------     ---------------
Net increase in net assets resulting from operations ......          6,057,414          11,153,278
                                                               ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..............................         (5,212,353)         (3,807,952)
  From net realized gains .................................         (6,811,839)         (3,268,055)
                                                               ---------------     ---------------
Net decrease in net assets from distributions to
  shareholders ............................................        (12,024,192)         (7,076,007)
                                                               ---------------     ---------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............................         55,949,249          54,330,916
  Net asset value of shares issued in reinvestment of
    distributions to shareholders .........................         10,639,496           6,375,542
  Proceeds from redemption fees collected (Note 1) ........             76,402              28,184
  Payments for shares redeemed ............................        (44,953,233)        (34,232,131)
                                                               ---------------     ---------------
Net increase in net assets from capital share transactions          21,711,914          26,502,511
                                                               ---------------     ---------------

TOTAL INCREASE IN NET ASSETS ..............................         15,745,136          30,579,782

NET ASSETS
  Beginning of year .......................................        158,735,306         128,155,524
                                                               ---------------     ---------------
  End of year .............................................    $   174,480,442     $   158,735,306
                                                               ===============     ===============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ...........    $        24,469     $       119,488
                                                               ===============     ===============
CAPITAL SHARE ACTIVITY
  Sold ....................................................          5,000,298           4,831,412
  Reinvested ..............................................            972,118             574,073
  Redeemed ................................................         (4,037,214)         (3,068,452)
                                                               ---------------     ---------------
  Net increase in shares outstanding ......................          1,935,202           2,337,033
  Shares outstanding at beginning of year .................         14,049,280          11,712,247
                                                               ---------------     ---------------
  Shares outstanding at end of year .......................         15,984,482          14,049,280
                                                               ===============     ===============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
15

HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------

                                                       YEAR             YEAR             YEAR           YEAR           YEAR
                                                       ENDED            ENDED            ENDED          ENDED          ENDED
                                                     JUNE 30,         JUNE 30,         JUNE 30,       JUNE 30,       JUNE 30,
                                                       2007             2006             2005           2004           2003
                                                    ----------       ----------       ----------     ----------     ----------
Net asset value at beginning of year ............   $    16.13       $    15.90       $    15.89     $    13.80     $    13.34
                                                    ----------       ----------       ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income (loss) ..................         0.14             0.08             0.06          (0.04)         (0.02)
  Net realized and unrealized gains
    on investments and options ..................         0.16             0.69             0.68           2.13           1.36
                                                    ----------       ----------       ----------     ----------     ----------
Total from investment operations ................         0.30             0.77             0.74           2.09           1.34
                                                    ----------       ----------       ----------     ----------     ----------
Less distributions:
  Dividends from net investment income ..........        (0.13)           (0.05)           (0.03)            --             --
  Distributions from net realized gains .........        (0.46)           (0.50)           (0.71)         (0.01)         (0.93)
                                                    ----------       ----------       ----------     ----------     ----------
Total distributions .............................        (0.59)           (0.55)           (0.74)         (0.01)         (0.93)
                                                    ----------       ----------       ----------     ----------     ----------
Proceeds from redemption fees
  collected (Note 1) ............................         0.01             0.01             0.01           0.01           0.05
                                                    ----------       ----------       ----------     ----------     ----------
Net asset value at end of year ..................   $    15.85       $    16.13       $    15.90     $    15.89     $    13.80
                                                    ==========       ==========       ==========     ==========     ==========

Total return(a) .................................         1.98%            5.05%            4.95%         15.22%         11.25%
                                                    ==========       ==========       ==========     ==========     ==========

Net assets at end of year (000's) ...............   $2,718,324       $2,816,108       $1,835,514     $1,316,703     $  511,928
                                                    ==========       ==========       ==========     ==========     ==========

Ratio of net expenses to average net assets .....         1.11%            1.14%            1.24%          1.34%          1.45%

Ratio of net investment income
  (loss) to average net assets ..................         0.91%            0.63%            0.44%         (0.39%)        (0.15%)

Portfolio turnover rate .........................          106%              63%              81%            66%           123%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              16

HUSSMAN STRATEGIC TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------

                                                       YEAR             YEAR             YEAR           YEAR           YEAR
                                                       ENDED            ENDED            ENDED          ENDED          ENDED
                                                     JUNE 30,         JUNE 30,         JUNE 30,       JUNE 30,       JUNE 30,
                                                       2007             2006             2005           2004           2003(a)
                                                    ----------       ----------       ----------     ----------     ----------
Net asset value at beginning of period ..........   $    11.30       $    10.94       $    10.53     $    10.54     $    10.00
                                                    ----------       ----------       ----------     ----------     ----------
Income from investment operations:
  Net investment income .........................         0.32             0.32             0.24           0.21           0.14
  Net realized and unrealized gains on
    investments and foreign currencies ..........         0.06             0.65             0.42           0.35           0.52
                                                    ----------       ----------       ----------     ----------     ----------
Total from investment operations ................         0.38             0.97             0.66           0.56           0.66
                                                    ----------       ----------       ----------     ----------     ----------
Less distributions:
  Dividends from net investment income ..........        (0.33)           (0.31)           (0.24)         (0.21)         (0.14)
  Distributions from net realized gains .........        (0.43)           (0.30)           (0.02)         (0.37)            --
                                                    ----------       ----------       ----------     ----------     ----------
Total distributions .............................        (0.76)           (0.61)           (0.26)         (0.58)         (0.14)
                                                    ----------       ----------       ----------     ----------     ----------
Proceeds from redemption
  fees collected (Note 1) .......................         0.00(b)          0.00(b)          0.01           0.01           0.02
                                                    ----------       ----------       ----------     ----------     ----------
Net asset value at end of period ................   $    10.92       $    11.30       $    10.94     $    10.53     $    10.54
                                                    ==========       ==========       ==========     ==========     ==========

Total return(c) .................................         3.46%            9.01%            6.40%          5.49%          6.81%(d)
                                                    ==========       ==========       ==========     ==========     ==========

Net assets at end of period (000's) .............   $  174,480       $  158,735       $  128,156     $  105,308     $   18,983
                                                    ==========       ==========       ==========     ==========     ==========

Ratio of net expenses to average net assets(e) ..         0.90%            0.90%            0.90%          0.90%          0.90%(f)

Ratio of net investment income
  to average net assets .........................         2.86%            2.94%            2.25%          2.34%          1.99%(f)

Portfolio turnover rate .........................           41%              55%              64%           174%           151%(f)

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.92%, 1.01%, 1.17% and 2.32%(f) for the periods ended June 30, 2006,
      2005, 2004 and 2003, respectively.

(f)   Annualized.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
17

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

   SHARES      COMMON STOCKS -- 98.70%                              VALUE
================================================================================
               AGRICULTURE --  0.49%
    400,000    Archer-Daniels-Midland Co. ...................  $    13,236,000
                                                               ---------------
               APPAREL -- 3.69%
    400,000    Liz Claiborne, Inc. ..........................       14,920,000
  1,300,000    NIKE, Inc. - Class B..........................       75,777,000
    350,000    Wolverine World Wide, Inc. ...................        9,698,500
                                                               ---------------
                                                                   100,395,500
                                                               ---------------
               AUTO MANUFACTURERS -- 1.66%
    550,000    Honda Motor Co. Ltd. - ADR....................       19,959,500
    200,000    Toyota Motor Corp. - ADR......................       25,176,000
                                                               ---------------
                                                                    45,135,500
                                                               ---------------
               BANKS -- 0.95%
    300,000    Bank of America Corp..........................       14,667,000
    200,000    Barclays plc - ADR............................       11,158,000
                                                               ---------------
                                                                    25,825,000
                                                               ---------------
               BEVERAGES -- 3.68%
    500,000    Coca-Cola Co. (The)...........................       26,155,000
    750,000    Pepsi Bottling Group, Inc. (The)..............       25,260,000
    750,000    PepsiCo, Inc. ................................       48,637,500
                                                               ---------------
                                                                   100,052,500
                                                               ---------------
               BIOTECHNOLOGY -- 0.83%
    119,500    Illumina, Inc. (a)............................        4,850,505
  1,000,000    QIAGEN N.V. (a)...............................       17,790,000
                                                               ---------------
                                                                    22,640,505
                                                               ---------------
               CHEMICALS -- 2.96%
    146,600    BASF AG - ADR.................................       19,162,086
    600,000    Sherwin-Williams Co. (The)....................       39,882,000
    500,000    Sigma-Aldrich Corp. ..........................       21,335,000
                                                               ---------------
                                                                    80,379,086
                                                               ---------------
               COMPUTERS -- 3.31%
  1,000,000    Brocade Communications Systems, Inc. (a)......        7,820,000
    650,000    Lexmark International, Inc. (a)...............       32,051,500
    250,000    Research in Motion Ltd. (a)...................       49,997,500
                                                               ---------------
                                                                    89,869,000
                                                               ---------------
               COSMETICS/PERSONAL CARE -- 3.27%
    600,000    Colgate-Palmolive Co. ........................       38,910,000
  1,100,000    Estee Lauder Cos., Inc. (The) - Class A.......       50,061,000
                                                               ---------------
                                                                    88,971,000
                                                               ---------------


--------------------------------------------------------------------------------
                                                                              18

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

   SHARES      COMMON STOCKS -- 98.70% (CONTINUED)                  VALUE
================================================================================
               ELECTRICAL COMPONENTS & EQUIPMENT -- 2.67%
  1,000,000    Advanced Energy Industries, Inc. (a)..........  $    22,660,000
    500,000    Energizer Holdings, Inc. (a)..................       49,800,000
                                                               ---------------
                                                                    72,460,000
                                                               ---------------
               ELECTRONICS -- 2.84%
  1,135,600    Applera Corp. - Applied Biosystems Group......       34,681,224
    250,000    Benchmark Electronics, Inc. (a)...............        5,655,000
    500,000    Garmin Ltd. ..................................       36,985,000
                                                               ---------------
                                                                    77,321,224
                                                               ---------------
               FOOD -- 3.84%
  1,000,000    Campbell Soup Co. ............................       38,810,000
    500,000    General Mills, Inc. ..........................       29,210,000
    700,000    Kellogg Co. ..................................       36,253,000
                                                               ---------------
                                                                   104,273,000
                                                               ---------------
               HEALTH CARE - PRODUCTS -- 3.94%
    500,000    Johnson & Johnson.............................       30,810,000
    400,000    Respironics, Inc. (a).........................       17,036,000
    400,000    Stryker Corp. ................................       25,236,000
    400,000    Zimmer Holdings, Inc. (a).....................       33,956,000
                                                               ---------------
                                                                   107,038,000
                                                               ---------------
               HEALTH CARE - SERVICES -- 5.15%
    400,000    Apria Healthcare Group, Inc. (a)..............       11,508,000
    500,000    Health Net, Inc. (a)..........................       26,400,000
    260,200    Humana, Inc. (a)..............................       15,848,782
    750,000    UnitedHealth Group, Inc. .....................       38,355,000
    600,000    Universal Health Services, Inc. -  Class B....       36,900,000
    120,000    WellCare Health Plans, Inc. (a)...............       10,861,200
                                                               ---------------
                                                                   139,872,982
                                                               ---------------
               HOME FURNISHINGS -- 0.67%
    700,000    Tempur-Pedic International, Inc. .............       18,130,000
                                                               ---------------
               HOUSEHOLD PRODUCTS -- 1.84%
    250,000    Avery Dennison Corp. .........................       16,620,000
    500,000    Kimberly-Clark Corp. .........................       33,445,000
                                                               ---------------
                                                                    50,065,000
                                                               ---------------
               INSURANCE -- 1.13%
    500,000    Allstate Corp. (The)..........................       30,755,000
                                                               ---------------
               INTERNET -- 0.00%
    155,000    Ambient Corp. (a).............................            8,060
                                                               ---------------
               LEISURE TIME -- 1.32%
    600,000    Harley-Davidson, Inc. ........................       35,766,000
                                                               ---------------


--------------------------------------------------------------------------------
19

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

   SHARES      COMMON STOCKS -- 98.70% (CONTINUED)                  VALUE
================================================================================
               MEDIA -- 2.88%
  1,000,000    EchoStar Communications Corp. - Class A(a)....  $    43,370,000
  1,200,000    Grupo Televisa S.A. - ADR.....................       33,132,000
     50,000    Idearc, Inc. .................................        1,766,500
                                                               ---------------
                                                                    78,268,500
                                                               ---------------
               MINING -- 0.35%
    100,000    Southern Copper Corp. ........................        9,426,000
                                                               ---------------
               MISCELLANEOUS MANUFACTURING -- 1.19%
    100,000    Ceradyne, Inc. (a)............................        7,396,000
    300,000    Danaher Corp. ................................       22,650,000
     49,400    FUJIFILM Holdings Corp. - ADR.................        2,204,228
                                                               ---------------
                                                                    32,250,228
                                                               ---------------
               OFFICE/BUSINESS EQUIPMENT -- 0.23%
    109,600    Canon, Inc. - ADR.............................        6,426,944
                                                               ---------------
               OIL & GAS -- 11.09%
    111,500    Alon USA Energy, Inc. ........................        4,907,115
    700,000    Chevron Corp. ................................       58,968,000
    750,000    ConocoPhillips ...............................       58,875,000
    900,000    Exxon Mobil Corp. ............................       75,492,000
    900,000    Marathon Oil Corp. ...........................       53,964,000
    250,000    Royal Dutch Shell plc - ADR...................       20,300,000
    183,500    Tesoro Corp. .................................       10,487,025
    250,000    Valero Energy Corp. ..........................       18,465,000
                                                               ---------------
                                                                   301,458,140
                                                               ---------------
               OIL & GAS SERVICES -- 0.53%
    200,000    Cameron International Corp. (a)...............       14,294,000
                                                               ---------------
               PHARMACEUTICALS -- 10.73%
    850,000    Forest Laboratories, Inc. (a).................       38,802,500
    650,000    GlaxoSmithKline plc - ADR.....................       34,040,500
    500,000    King Pharmaceuticals, Inc. (a)................       10,230,000
    750,000    Medco Health Solutions, Inc. (a)..............       58,492,500
    500,000    Novartis AG - ADR.............................       28,035,000
  2,000,000    Pfizer, Inc. .................................       51,140,000
    183,000    Shire plc - ADR...............................       13,565,790
  1,000,000    Wyeth.........................................       57,340,000
                                                               ---------------
                                                                   291,646,290
                                                               ---------------
               PIPELINES -- 0.46%
    250,000    ONEOK, Inc. ..................................       12,602,500
                                                               ---------------


--------------------------------------------------------------------------------
                                                                              20

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

   SHARES      COMMON STOCKS -- 98.70% (CONTINUED)                  VALUE
================================================================================
               RETAIL -- 13.36%
    250,000    Advance Auto Parts, Inc. .....................  $    10,132,500
  1,300,000    Aeropostale, Inc. (a).........................       54,184,000
    150,000    AutoZone, Inc. (a)............................       20,493,000
    464,000    BJ's Wholesale Club, Inc. (a).................       16,717,920
    300,000    Dollar General Corp. .........................        6,576,000
  1,264,462    Dollar Tree Stores, Inc. (a)..................       55,067,320
    200,000    Gap, Inc. (The)...............................        3,820,000
    700,000    Kohl's Corp. (a)..............................       49,721,000
    500,000    McDonald's Corp. .............................       25,380,000
    248,200    Men's Wearhouse, Inc. (The)...................       12,675,574
    500,000    Talbots, Inc. (The)...........................       12,515,000
  1,500,000    TJX Cos., Inc. (The)..........................       41,250,000
  1,000,000    Walgreen Co. .................................       43,540,000
    230,000    Wal-Mart Stores, Inc. ........................       11,065,300
                                                               ---------------
                                                                   363,137,614
                                                               ---------------
               SEMICONDUCTORS -- 3.37%
    530,100    MKS Instruments, Inc. (a).....................       14,683,770
    500,000    Nano-Proprietary, Inc. (a)....................          610,000
    500,000    Novellus Systems, Inc. (a)....................       14,185,000
    215,000    NVIDIA Corp. (a)..............................        8,881,650
  2,000,000    ON Semiconductor Corp. (a)....................       21,440,000
  2,587,850    Taiwan Semiconductor Manufacturing Co. Ltd.-
                 ADR  .......................................       28,802,769
    150,000    Veeco Instruments, Inc. (a)...................        3,111,000
                                                               ---------------
                                                                    91,714,189
                                                               ---------------
               SOFTWARE -- 4.55%
    150,000    BEA Systems, Inc. (a).........................        2,053,500
    250,000    Cognos, Inc. (a)..............................        9,917,500
    141,400    Fiserv, Inc. (a)..............................        8,031,520
  1,300,000    Microsoft Corp. ..............................       38,311,000
  2,000,000    Oracle Corp. (a)..............................       39,420,000
  1,200,000    Parametric Technology Corp. (a)...............       25,932,000
                                                               ---------------
                                                                   123,665,520
                                                               ---------------
               TELECOMMUNICATIONS -- 4.14%
    300,000    Anixter International, Inc. (a)...............       22,563,000
    107,800    BT Group plc - ADR............................        7,177,324
     95,400    China Mobile Ltd. - ADR.......................        5,142,060
  1,250,000    Cisco Systems, Inc. (a).......................       34,812,500
  1,000,000    Verizon Communications, Inc. .................       41,170,000
    122,000    Windstream Corp. .............................        1,800,720
                                                               ---------------
                                                                   112,665,604
                                                               ---------------
               TOYS/GAMES/HOBBIES -- 1.58%
  1,700,000    Mattel, Inc. .................................       42,993,000
                                                               ---------------

               TOTAL COMMON STOCKS (Cost $2,415,225,645).....  $ 2,682,741,886
                                                               ---------------


--------------------------------------------------------------------------------
21

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

   UNITS       UNIT TRUSTS -- 0.00%                                 VALUE
================================================================================
      2,700    Penn West Energy Trust (Cost $112,306)........  $        90,099
                                                               ---------------

  CONTRACTS    PUT OPTION CONTRACTS -- 2.06%                        VALUE
================================================================================
      8,000    Russell 2000 Index Option, 09/22/2007 at $780.  $    12,640,000
      7,000    S&P 500 Index Option, 08/18/2007 at $1,500....       20,538,000
      6,000    S&P 500 Index Option, 09/22/2007 at $1,500....       22,914,000
                                                               ---------------
               Total Put Option Contracts (Cost $53,151,500).  $    56,092,000
                                                               ---------------

               TOTAL INVESTMENTS AT VALUE -- 100.76%
               (Cost $2,468,489,451).........................  $ 2,738,923,985
                                                               ---------------


   SHARES      MONEY MARKET FUNDS -- 8.13%                          VALUE
================================================================================
220,993,526    First American Treasury Obligations Fund -
                 Class A (Cost $220,993,526).................  $   220,993,526
                                                               ---------------

               TOTAL INVESTMENTS AND MONEY MARKET FUNDS AT
                 VALUE -- 108.89% (Cost $2,689,482,977)......  $ 2,959,917,511

               LIABILITIES IN EXCESS OF OTHER ASSETS --
                 (8.89%).....................................     (241,593,454)
                                                               ---------------


               NET ASSETS -- 100.00%.........................  $ 2,718,324,057
                                                               ===============

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              22

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

                                                   VALUE OF         PREMIUMS
  CONTRACTS    WRITTEN CALL OPTION CONTRACTS       OPTIONS          RECEIVED
================================================================================
      8,000    Russell 2000 Index Option,
                 09/22/2007 at $780..........   $  59,120,000    $  63,188,000
      7,000    S&P 500 Index Option,
                 08/18/2007 at $1,400........      82,047,000      102,539,500
      6,000    S&P 500 Index Option,
                 09/22/2007 at $1,350........     102,414,000      120,051,000
                                                -------------    -------------
                                                $ 243,581,000    $ 285,778,500
                                                =============    =============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
23

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

   SHARES      COMMON STOCKS -- 24.22%                              VALUE
================================================================================
               ELECTRICAL EQUIPMENT -- 1.06%
     35,000    Endesa S.A. - ADR.............................  $     1,848,700
                                                               ---------------

               ELECTRIC UTILITIES -- 0.32%
     25,000    Korea Electric Power Corp. - ADR..............          547,500
                                                               ---------------

               METALS & MINING -- 22.84%
    100,000    Agnico-Eagle Mines Ltd. ......................        3,650,000
    100,000    AngloGold Ashanti Ltd. - ADR..................        3,782,000
    350,000    Barrick Gold Corp. ...........................       10,174,500
    200,000    Compania de Minas Buenaventura S.A.u. - ADR...        7,492,000
    125,000    Goldcorp, Inc. ...............................        2,961,250
     75,000    Harmony Gold Mining Co. Ltd. - ADR (a)........        1,070,250
    225,000    Newmont Mining Corp. .........................        8,788,500
     50,000    Randgold Resources Ltd. - ADR.................        1,109,500
     75,000    Stillwater Mining Co. (a).....................          825,750
                                                               ---------------
                                                                    39,853,750
                                                               ---------------

               TOTAL COMMON STOCKS (Cost $38,956,465) .......  $    42,249,950
                                                               ---------------


  PAR VALUE    U.S. TREASURY OBLIGATIONS -- 68.71%                  VALUE
================================================================================
               U.S. TREASURY BILLS -- 11.33%
$20,000,000    Discount note, due 09/27/2007.................  $    19,774,280
                                                               ---------------

               U.S. TREASURY INFLATION-PROTECTION NOTES --  57.38%
 23,745,800    3.50%, due 01/15/2011.........................       24,437,776
 34,912,500    3.375%, due 01/15/2012........................       36,047,191
 22,985,800    3.00%, due 07/15/2012.........................       23,438,345
 16,876,500    1.875%, due 07/15/2013........................       16,193,542
                                                               ---------------
                                                                   100,116,854
                                                               ---------------

               TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $121,391,545).........................  $   119,891,134
                                                               ---------------


--------------------------------------------------------------------------------
                                                                              24

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

   PAR VALUE      U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.30%       VALUE
================================================================================
                  FEDERAL FARM CREDIT BANK -- 0.23%
$       400,000   2.625%, due 09/24/2007.....................  $       397,520
                                                               ---------------

                  FEDERAL HOME LOAN BANK -- 0.28%
        500,000   5.70%, due 04/16/2018......................          489,156
                                                               ---------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.79%
JPY 600,000,000   2.125%, due 10/09/2007.....................        4,877,240
                                                               ---------------

                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                  (Cost $6,174,197)..........................  $     5,763,916
                                                               ---------------

                  TOTAL INVESTMENTS AT VALUE - 96.23%
                  (Cost $166,522,207)........................  $   167,905,000
                                                               ---------------


   SHARES      MONEY MARKET FUNDS -- 2.82%                          VALUE
================================================================================
  4,915,252    First American Treasury Obligations Fund
                 - Class A (Cost $4,915,252).................  $     4,915,252
                                                               ---------------

               TOTAL INVESTMENTS AND MONEY MARKET FUNDS
                 AT VALUE -- 99.05% (Cost $171,437,459)......  $   172,820,252

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.95%        1,660,190
                                                               ---------------

               NET ASSETS -- 100.00%.........................  $   174,480,442
                                                               ===============

(a)   Non-income producing security.

ADR - American Depositary Receipt

JPY - Japanese Yen

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
25

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (individually, a "Fund", and collectively, the "Funds") are each a diversified series of Hussman Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is authorized to issue an unlimited number of shares.

      As part of the Trust's organization, Hussman Strategic Growth Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc. (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

      Hussman Strategic Growth Fund's investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

      Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

      SECURITIES AND OPTIONS VALUATION -- The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, if available, otherwise at the mean of the closing bid and asked prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.


--------------------------------------------------------------------------------
                                                                              26

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

      Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2007, all options held by Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

      Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

      In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

      FUTURES CONTRACTS AND OPTION TRANSACTIONS -- Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities that it intends to purchase. The Fund may also purchase a foreign currency option to establish or modify the Fund's exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.


--------------------------------------------------------------------------------
27

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

      When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities will be monitored on a daily basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

      FOREIGN CURRENCY TRANSLATION -- Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

      A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

      B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

      C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

      Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.


--------------------------------------------------------------------------------
                                                                              28

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

      SHARE VALUATION AND REDEMPTION FEES -- The net asset value of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund's assets, less its liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed within six months of the date of purchase. During the years ended June 30, 2007 and June 30, 2006, proceeds from redemption fees totaled $1,117,226 and $775,369, respectively, for Hussman Strategic Growth Fund and $76,402 and $28,184, respectively, for Hussman Strategic Total Return Fund.

      INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

      DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment for foreign currency transactions.

      The tax character of distributions paid during the years ended June 30, 2007 and June 30, 2006 was as follows:

                                                               Long-Term
                                       Years      Ordinary      Capital         Total
                                       Ended       Income        Gains      Distributions
-----------------------------------------------------------------------------------------
Hussman Strategic Growth Fund         6/30/07   $77,733,245   $28,493,852    $106,227,097
                                      6/30/06   $77,329,170   $   180,977    $ 77,510,147
-----------------------------------------------------------------------------------------
Hussman Strategic Total Return Fund   6/30/07    $9,684,385   $ 2,339,807    $ 12,024,192
                                      6/30/06    $5,081,839   $ 1,994,168    $  7,076,007
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
29

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

      SECURITIES TRANSACTIONS -- For financial statement purposes, securities transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

      COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

      ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

      FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

      The following information is computed on a tax basis for each item as of June 30, 2007:

                                                 HUSSMAN            HUSSMAN
                                                STRATEGIC       STRATEGIC TOTAL
                                               GROWTH FUND        RETURN FUND
                                             ---------------    ---------------
Cost of portfolio investments ............   $ 2,449,415,797    $   172,182,301
                                             ===============    ===============
Gross unrealized appreciation ............   $   375,268,996    $     5,862,066
Gross unrealized depreciation ............      (108,348,282)        (5,224,115)
                                             ---------------    ---------------
Net unrealized appreciation ..............   $   266,920,714    $       637,951
Net unrealized foreign exhange losses ....                --               (483)
Undistributed ordinary income ............        12,420,512            951,624
Undistributed long-term gains ............                --            512,638
Capital loss carryforwards ...............      (179,313,026)                --
Other temporary differences ..............                --           (468,616)
                                             ---------------    ---------------
Total accumulated earnings ...............   $   100,028,200    $     1,633,114
                                             ===============    ===============


--------------------------------------------------------------------------------
                                                                              30

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

      The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to option transactions and losses deferred due to wash sales.

      As of June 30, 2007, Hussman Strategic Growth Fund has capital loss carryforwards for federal income tax purposes of $179,313,026, which expire June 30, 2015. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

      For the year ended June 30, 2007, Hussman Strategic Total Return Fund reclassified $2,220 of foreign exchange losses from accumulated net realized gains to accumulated undistributed net investment income on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

      During the year ended June 30, 2007, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $2,935,080,117 and $3,419,083,388, respectively, for Hussman Strategic Growth Fund and $34,058,348 and $22,313,994, respectively, for Hussman Strategic Total Return Fund.

3. TRANSACTIONS WITH AFFILIATES

      Certain Trustees and officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC ("Ultimus"), the Funds' administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT

      Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of its average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets in excess of $3 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic


--------------------------------------------------------------------------------
31

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.55% of the first $500 million of its average daily net assets; and 0.50% of such assets in excess of $500 million.

      Pursuant to an Expense Limitation Agreement with respect to Hussman Strategic Total Return Fund, the Adviser has contractually agreed to waive a portion of its advisory fees or to absorb operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets. This Expense Limitation Agreement remains in effect until at least December 31, 2007. During the year ended June 30, 2007, there were no fees waived by the Adviser.

      Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. During the year ended June 30, 2007, the Adviser recouped $112,418 of previously waived fees from Hussman Strategic Total Return Fund. As of June 30, 2007, the amount of fee waivers and expense reimbursements available for recoupment by the Adviser is $162,646. The Adviser may recoup a portion of this amount no later than the dates as stated below:

                                                           JUNE 30,    JUNE 30,
                                                             2008       2009
--------------------------------------------------------------------------------
Hussman Strategic Total Return Fund ...................    $134,697    $ 27,949

ADMINISTRATION AGREEMENT

      Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

      Under the terms of the Administration Agreement in effect through June 30, 2007, Ultimus received a monthly fee from each Fund computed at an annual rate of 0.08% on the Fund's average daily net assets up to $500 million; 0.05% on the next $1.5 billion of such assets; 0.04% on the next $1 billion of such assets; and 0.03% on such assets in excess of $3 billion, subject to a minimum monthly fee of $2,000.


--------------------------------------------------------------------------------
                                                                              32

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

      Effective July 1, 2007, Ultimus receives a monthly fee from each Fund computed at an annual rate of 0.075% on the Fund's average daily net assets up to $500 million; 0.05% on the next $1.5 billion of such assets; 0.04% on the next $1 billion of such assets; and 0.03% on such assets in excess of $3 billion, subject to a per-Fund minimum monthly fee of $2,000.

FUND ACCOUNTING AGREEMENT

      Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each Fund a monthly base fee of $2,500, plus an asset-based fee computed at annual rates of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

      Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a monthly fee at an annual rate of $17 per account, subject to a per-Fund minimum monthly fee of $1,500. For the year ended June 30, 2007, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $715,170 and $42,402, respectively, to Ultimus under the Agreement. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

      For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing equivalent account maintenance and shareholder services, at an annual rate of not more than $17 per account. During the year ended June 30, 2007, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $643,643 and $41,428, respectively, to financial intermediaries for such services.


--------------------------------------------------------------------------------
33

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2007
--------------------------------------------------------------------------------

COMPLIANCE CONSULTING AGREEMENT

      Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee computed at the annual rates of .005% of the average value of its daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. For the year ended June 30, 2007, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $60,456 and $9,452, respectively, to Ultimus for compliance consulting services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by Ultimus in connection with these services.

4. OPTION CONTRACTS WRITTEN

      Transactions in option contracts written by Hussman Strategic Growth Fund during the year ended June 30, 2007 were as follows:

                                                              OPTION               OPTION
                                                             CONTRACTS            PREMIUMS
                                                          ---------------     ---------------
Options outstanding at beginning of year .............             24,500     $   122,163,250
Options written ......................................            129,000       1,414,271,500
Options cancelled in a closing purchase transactions .           (132,500)     (1,250,656,250)
                                                          ---------------     ---------------
Options outstanding at end of year ...................             21,000     $   285,778,500
                                                          ===============     ===============

     No contracts were written by Hussman Strategic Total Return Fund during the year ended June 30, 2007.

5. BANK LINE OF CREDIT

     Hussman Strategic Growth Fund has an unsecured $10,000,000 bank line of credit. Hussman Strategic Total Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2007, the Funds had no outstanding borrowings under their respective lines of credit.

6. CONTINGENCIES AND COMMITMENTS

     The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that


--------------------------------------------------------------------------------
                                                                              34

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2007
--------------------------------------------------------------------------------

contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. RECENT ACCOUNTING PRONOUNCEMENTS

     On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in each Fund's net asset value calculations as late as the Fund's last such calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual report on December 31, 2007. Management is in the process of determing the impact of the adoption of FIN 48.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles resulting from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Funds' financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of the measurements reported on the statements of changes in net assets for a fiscal period.


--------------------------------------------------------------------------------
35

HUSSMAN INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED
--------------------------------------------------------------------------------
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hussman Investment Trust (comprising Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund) (collectively, the "Funds") as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund of Hussman Investment Trust as of June 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
August 15, 2007


--------------------------------------------------------------------------------
                                                                              36

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     We believe it is important for you to understand the impact of costs on your investment. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     A Fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

     The table below illustrates each Fund's costs in two ways:

     ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in each Fund. You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading "Expenses Paid During Period."

     HYPOTHETICAL 5% RETURN - This section is intended to help you compare each Fund's costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund's actual return, the results do not illustrate the expenses associated with your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide an example of fund expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.


--------------------------------------------------------------------------------
37

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     More information about each Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's prospectus.

HUSSMAN STRATEGIC GROWTH FUND

                                     Beginning                       Expenses
                                   Account Value    Account Value   Paid During
                                  January 1, 2007   June 30, 2007     Period*
-------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00       $ 1,013.40        $5.59
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00       $ 1,019.24        $5.61

* Expenses are equal to Hussman Strategic Growth Fund's annualized expense ratio of 1.12% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period covered by this report).

HUSSMAN STRATEGIC TOTAL RETURN FUND

                                     Beginning                       Expenses
                                   Account Value    Account Value   Paid During
                                  January 1, 2007   June 30, 2007     Period*
-------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00       $ 1,009.10        $4.48
Based on Hypothetical 5% Return
     (before expenses)               $1,000.00       $ 1,020.33        $4.51

* Expenses are equal to Hussman Strategic Total Return Fund's annualized expense ratio of 0.90% for the period (after waiver of fees and absorption of expenses pursuant to the Expense Limitation Agreement), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period covered by this report).


--------------------------------------------------------------------------------
                                                                              38

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

                                                                 Position Held    Length of
Trustee                    Address                         Age   with the Trust   Time Served
---------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.   5136 Dorsey Hall Drive          44    President and    Since
                           Ellicott City, MD 21042               Trustee          June 2000

David C. Anderson          916 North Oak Park Avenue       56    Trustee          Since
                           Oak Park, IL 60302                                     June 2000

Nelson F. Freeburg         9320 Grove Park Cove            55    Trustee          Since
                           Germantown, TN 38139                                   June 2000

William H. Vanover         838 Long Lake Road, Suite 100   60    Trustee          Since
                           Bloomfield Hills, MI 48302                             June 2000

Robert G. Dorsey           225 Pictoria Drive              50    Vice President   Since
                           Cincinnati, OH 45246                                   June 2000

Mark J. Seger              225 Pictoria Drive              45    Treasurer        Since
                           Cincinnati, OH 45246                                   June 2000

John F. Splain             225 Pictoria Drive              50    Secretary        Since
                           Cincinnati, OH 45246                  and Chief        June 2000
                                                                 Compliance
                                                                 Officer

* Mr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

      Each  Trustee   oversees  two  portfolios  of  the  Trust.  The  principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

      John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser. He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

      David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).


--------------------------------------------------------------------------------
39

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

      William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

      Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).

      Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

      John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

      Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information
(SAI). To obtain a free copy of the SAI, please call 1-800-487-7626.

FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2007. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund intend to designate up to a maximum amount of $77,733,245 and $9,684,384, respectively, as taxed at a maximum rate of 15%, as well as $28,493,852 and $2,339,807, respectively, as long-term gain distributions. For the fiscal year ended June 30, 2007, 48% and 9%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund qualified for the dividends received deduction for corporations.

      As required by federal regulations, complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.


--------------------------------------------------------------------------------
                                                                              40

HUSSMAN INVESTMENT TRUST
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC's website at http://www.sec.gov.

      The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). Furthermore, you may obtain copies of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------
41

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED)
--------------------------------------------------------------------------------

      The Board of Trustees of the Trust, with the Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, of the Fund (the "Independent Trustees") voting separately, have reviewed and annually approved the continuance of each Fund's Investment Advisory Agreement (the "Agreements") with the Adviser. The most recent approval of the Agreements took place at a meeting held on July 6, 2007, at which all of the Trustees were present in person.

      The Independent Trustees were advised by independent counsel of their obligations in determining whether to approve the continuance of the Agreements, and the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and whether the Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds;
(iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of the Funds' shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's investment professionals and support personnel. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Adviser to the Trust, the Adviser's compliance program, and the Adviser's role in coordinating such services and programs. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with counsel at which no representatives of the Adviser were present.

      The Adviser provided the Board with extensive information to assist the Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The Funds' returns were compared to the returns of relevant indices, similarly managed mutual funds, and other pooled investment vehicles. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund, the Fund's stock selection has substantially outperformed the returns of the S&P 500 Index and the Russell 2000 Index, and that the Fund's hedging strategies have generally been successful in


--------------------------------------------------------------------------------
                                                                              42

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

enhancing the total returns of the Fund while substantially reducing volatility. Based upon their review, the Trustees found that, since inception, Hussman Strategic Growth Fund has outperformed relevant securities indices with substantially less downside risk than a passive investment approach, and that more recent periods of moderated performance due to hedging have been consistent with the investment objective of the Fund, and commensurate with the reduction in risk achieved. The Trustees, when reviewing the performance of Hussman Strategic Total Return, took note that during its period of operations, the Fund's average annual total return of 6.49% from inception on September 12, 2002 through June 30, 2007 compared favorably to the 3.91% return of the Lehman Brothers U.S. Aggregate Bond Index.

      In reviewing the advisory fees and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information for mutual funds and other pooled investment vehicles, categorized both by fund size and by investment style. The Trustees took note of the fact that, since Hussman Strategic Growth Fund's inception, its effective advisory fee and its expense ratio have declined as a result of revised advisory fee breakpoints and economies of scale in certain expenses of the Fund. The Trustees concluded that, based upon the investment strategy and the long-term performance of Hussman Strategic Growth Fund, the advisory fees to be paid by Hussman Strategic Growth Fund are reasonable. The Trustees noted that the current effective advisory fee rate (0.97%) and total expense ratio (1.11%) of Hussman Strategic Growth Fund are among the lowest of funds classified by Morningstar as "long-short" funds. It was noted that further growth in net assets of Hussman Strategic Growth Fund would result in even further decline in the effective advisory fee rate. It was the consensus of the Independent Trustees that the breakpoints reflected in the advisory fee schedule are appropriate and allow the Fund to participate in economies of scale commensurate with asset growth.

      The Adviser also has agreed to continue in effect its agreement to waive its advisory fees from Hussman Strategic Total Return Fund (or to absorb the Fund's expenses) to the extent necessary to maintain the Fund's ordinary operating expenses at 0.90% per annum. It was noted that the effective advisory fee rate of Hussman Strategic Total Return Fund compares favorably to its peers in Morningstar "conservative allocation" category, and its total expense ratio is among the lowest of such "conservative allocation" funds. The Independent Trustees concluded that the advisory fees paid by Hussman


--------------------------------------------------------------------------------
43

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Strategic Total Return Fund are fair and reasonable when considered in light of the absolute and risk-adjusted performance of the Fund and other relevant factors.

      During their deliberations, the Independent Trustees considered the findings of an independent consultant that was retained by the Independent Trustees to analyze fees paid by the Funds. The Independent Trustees took note of the following findings set forth in the consultant's report:

      o Total expenses of each Fund are generally lower when compared to a broad range of domestic equity funds. When Hussman Strategic Growth Fund is compared to 22 other funds classified by Morningstar as "long-short" funds, the Fund has one of the lowest total expense ratios. The total expense ratio for Hussman Strategic Total Return Fund was also among the lowest of 21 comparable "conservative allocation" funds.

      o The effective advisory fee rate of 97 basis points for Hussman Strategic Growth Fund compares favorably to the average of 1.25% for other "long-short" funds. When compared to hedge funds, Hussman Strategic Growth Fund is much less expensive. The effective advisory fee for Hussman Strategic Total Return Fund also compares favorably to its peers.

      o Hussman Strategic Growth Fund is the second largest fund in the Morningstar "long-short" category, with assets of $2.7 billion. The only larger fund, and the only fund with a lower advisory fee than Hussman Strategic Growth Fund, has about $3.8 billion in assets.

      The Trustees reviewed a recent balance sheet of the Adviser, a statement of the Adviser's revenues and expenses with respect to the Funds for the year ended December 31, 2006 and for the quarter ended March 31, 2007, and an analysis of the Adviser's profitability with respect to each Fund covering the years 2004, 2005 and 2006. The Independent Trustees concluded, with respect to each Fund, that the Adviser's profitability was not excessive given the high quality and scope of services provided by the Adviser. The Trustees also reviewed the Funds' brokerage costs and noted that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

      The Independent Trustees concluded that: (i) based on the long-term performance and risk characteristics of the Funds, the effectiveness of the Funds


--------------------------------------------------------------------------------
                                                                              44

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

in achieving their stated objectives, and the Adviser's proactive stance regarding shareholder protections, ethics and communication to shareholders, the Adviser has provided high quality services to the Funds; (ii) given the goals of the investment programs of the Funds to provide attractive risk-adjusted returns over a full market cycle, and the facts that the Adviser does not manage the Funds to "track" the market and has consistently adhered to its mandate and stated strategy in managing the Funds, the short-term performance of the Funds relative to mutual fund industry averages and broad market indices is not of primary significance to an assessment of the overall quality of services provided by the Adviser to the Funds; (iii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most investment companies because of the nature of the Funds' investment programs, which involve extensive risk-management activities including both hedging and leveraging (depending on the prevailing market environment); (iv) the current effective advisory fee rate of 0.97% for Hussman Strategic Growth Fund compares favorably to the average of 1.25% for other "long-short" funds, as categorized by Morningstar, and, when compared to hedge funds offering similar investment programs, the Fund is much less expensive; (v) the effective advisory fee rate of 0.55% for Hussman Strategic Total Return Fund compares favorably to that of other funds of similar size investing in similar securities; (vi) the scope and quality of services provided by the Adviser, which exceed the norm, support the appropriateness of the advisory fees payable by the Funds; (vii) Hussman Strategic Growth Fund has participated in economies of scale of expenses under its advisory fee structure and is expected to realize further benefits as the Fund's assets increase; (vii) the advisory fee structure of Hussman Strategic Total Return Fund reflects potential future economies of scale, and the Adviser's commitment to cap overall ordinary operating expenses of Hussman Strategic Total Return Fund has enabled Hussman Strategic Total Return Fund to increase returns for shareholders and maintain an overall expense ratio that is competitive with those of funds investing in similar securities;
(ix) Hussman Strategic Growth Fund has one of the lowest total expense ratios among funds classified by Morningstar as "long-short" funds, and the total expense ratio for Hussman Strategic Total Return Fund was also among the lowest among comparable "conservative allocation" funds tracked by Morningstar; and (x) the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds' brokerage transactions, and does not direct transactions to obtain "soft dollar" services, which has


--------------------------------------------------------------------------------
45

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios) and increasing the investment returns of the Funds.

      No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Advisory Agreements. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Agreements are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.


--------------------------------------------------------------------------------
                                                                              46

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

                       THIS PAGE INTENTIONALLY LEFT BLANK

                            [GRAPHIC OMITTED] HUSSMAN
                                                FUNDS

                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                    CUSTODIAN
                                     US Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               1900 Scripps Center
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                This Annual Report is authorized for distribution
                  only if accompanied or preceded by a current
                            Prospectus of the Funds.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $57,170 and $56,500 with respect to the registrant's fiscal years ended June 30, 2007 and 2006, respectively.

      (b) AUDIT-RELATED FEES. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $16,400 and $15,500 with respect to the registrant's fiscal years ended June 30, 2007 and 2006, respectively. The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions, and cash reconciliations ($11,100 and $10,500 with respect to the 2007 and 2006 fiscal years, respectively) and review of the registrant's semi-annual report ($5,300 and $5,000 with respect to the 2007 and 2006 fiscal years, respectively).

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,000 with respect to the registrant's fiscal year ended June 30, 2007. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns. No fees were billed with respect to the fiscal year ended June 30, 2006 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

            o Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters -- $6,000

            o Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules by the SEC, FASB or other regulatory or standard setting bodies -- $6,000

            o Review of the registrant's semi-annual financial statements -- $6,000

            o All tax services provided to the registrant in the aggregate -- $6,000

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) During the fiscal years ended June 30, 2007 and 2006, aggregate non-audit fees of $26,400 and $15,500, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH   Code of Ethics

Exhibit 99.CERT       Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT    Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Hussman Investment Trust
             ------------------------------------------------------------------


By (Signature and Title)* /s/ John P. Hussman
                          -----------------------------------------------------
                          John P. Hussman, President

Date August 29, 2007
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John P. Hussman
                          -----------------------------------------------------
                          John P. Hussman, President

Date August 29, 2007
     ---------------


By (Signature and Title)* /s/ Mark J. Seger
                          -----------------------------------------------------
                          Mark J. Seger, Treasurer

Date August 29, 2007
     ---------------

* Print the name and title of each signing officer under his or her signature.